Exhibit 10.14



                   Form of Key Employee Stock Option Agreement
                        Under 1996 Equity Incentive Plan


       Pursuant to the terms and conditions of the Superior Services, Inc. 1996 Equity Incentive Plan (the "Plan"), you have been granted a Stock Option to purchase _______ shares (the "Option") of stock as outlined below.

            Granted To:



            Grant Date:
       Options Granted:
Option Price per Share:
       Expiration Date:
      Vesting Schedule:









G. W. "Bill" Dietrich
President and Chief Executive Officer

       By my signature below, I hereby acknowledge receipt of this Option granted on the date shown above, which has been issued to me under the terms and conditions of the Plan. I further acknowledge receipt of the copy of the attached Stock Option Terms and agree to conform to all of the terms and conditions listed thereon.





Signature:                                      Date:




Note: If there are any discrepancies in the name or address shown above, please make the appropriate corrections on this form.